SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 9, 2003

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code         661 248-3000

(Former Name or Former Address, if Changed Since Last Report)

Not applicable

TABLE OF CONTENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9. Regulation FD Disclosure (providing Information Pursuant to Item 12 – Results of Operations and Financial Condition).

SIGNATURES

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

( c )    Exhibits (Furnished Pursuant to Item 12 under Item 9).

99.1	Press Release of the Company dated May 8, 2003, announcing the Company’s earnings for the quarter ended March 31, 2003.

Item 9.	Regulation FD Disclosure (Providing Information Pursuant to Item 12 – Results of Operations and Financial Condition)

On May 8, 2003, the Company issued a press release announcing its earnings for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed in interim guidance provided by the Securities and Exchange Commission in Release No-. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the registrant under the Securities Act of 1933, as amended, unless specified otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2003	TEJON RANCH CO.

	By:	/s/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit
99.1	Press Release of the Company, dated May 8, 2003, announcing the Company’s earnings for the quarter ended March 31,2003.

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